                                                                    Exhibit 99.2


                                    AGREEMENT

            This Agreement is entered into as of the 3rd day of January 2002 by and among Dynegy Inc. ("Dynegy"), Dynegy Holdings Inc. ("Dynegy Holdings"), Enron Corp. ("Enron"), and Enron Transportation Services Co. ("Enron Transportation").

                                    RECITALS

            WHEREAS, by an Option Agreement dated as of November 9, 2001, as amended by an Amendment to Option Agreement, dated November 19, 2001 (as amended, the "Option Agreement," attached as Exhibits A and B hereto), Dynegy Holdings contracted with CGNN Holding Company, Inc. ("CGNN") and others for an option (the "Option") to purchase from CGNN all of the outstanding membership interests in MCTJ Holding Co. LLC ("MCTJ");

            WHEREAS, Enron contracted in the Option Agreement to perform certain obligations in the ordinary course of business in connection with the purchase and sale of the outstanding membership interests in MCTJ in the event that Dynegy Holdings exercised the option;

            WHEREAS, Dynegy acquired 100% of the preferred stock of Northern Natural Gas Company ("NNGC");

            WHEREAS, concurrently with the Option Agreement, by a Purchase Option Agreement dated November 9, 2001, as amended by the Amendment to Purchase Option Agreement, dated November 19, 2001 (as amended, the "Purchase Option Agreement" and attached as Exhibits C and D hereto), CGNN and others contracted with Dynegy and Dynegy Holdings for an option to repurchase all of the outstanding membership interests in MCTJ and 100% of the preferred stock of NNGC;



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

            WHEREAS, Dynegy gave Enron notice on November 28, 2001 that it was terminating the Agreement and Plan of Merger among Dynegy, Enron, and related parties dated November 9, 2001 (the "Merger Agreement") pursuant to section 9.4(a) thereof and, immediately thereafter, Dynegy Holdings gave notice to CGNN that it was exercising the Option under section 2.5.1.4 of the Option Agreement to purchase all of the outstanding membership interests of MCTJ;

            WHEREAS, on December 10, 2001, Dynegy Holdings gave notice to CGNN that it was exercising the Option under section 2.5.1.5 of the Option Agreement to purchase all of the outstanding membership interests of MCTJ;

            WHEREAS, a dispute has arisen among Dynegy, Dynegy Holdings, CGNN, MCTJ, Enron, and Enron Transportation regarding Dynegy Holdings' right to exercise the Option under the Option Agreement (the "Dispute");

            WHEREAS, CGNN, MCTJ, Enron, and Enron Transportation brought claims in an adversary proceeding styled Adversary Proceeding No. 01-03626, Case No. 01-16034 (AJG) (Chapter 11), ENRON CORP., ENRON TRANSPORTATION SERVICES CO., CGNN HOLDING COMPANY, INC., AND MCTJ HOLDING CO. LLC V. DYNEGY INC. AND DYNEGY HOLDINGS INC., in the United States Bankruptcy Court for the Southern District of New York (the "Adversary Proceeding") seeking, among other things, a declaration that Dynegy Holdings had no right to exercise the Option provided by the Option Agreement;

            WHEREAS, Dynegy and Dynegy Holdings brought a suit styled Cause No. 2001-61378; DYNEGY INC. AND DYNEGY HOLDINGS, INC. VS. CGNN HOLDING COMPANY, INC. AND MCTJ HOLDING CO. LLC, in the 333rd Judicial District Court of Harris County, Texas (the "Texas Suit") alleging that CGNN and MCTJ wrongfully breached the Option


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

Agreement and seeking, among other things, specific performance and temporary injunctive relief;

            WHEREAS, the parties have agreed to enter into this Agreement, pursuant to which (1) Dynegy Holdings will be permitted to exercise the Option based on its notices, and (2) Enron (and its affiliates but not CGNN) may amend the complaint in the Adversary Proceeding to assert a damages claim based on Dynegy Holdings' allegedly improper exercise of the Option or claims, if any, arising in or related to Enron's Title 11 case (subject to Dynegy's right to file a motion seeking abstention and/or transfer of that litigation, and subject to the parties' agreement (set forth in the accompanying Agreed Judgment) that CGNN will not participate in the Adversary Proceeding);

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the undersigned hereby agree as follows:

      1. Without waiving any other rights or obligations under the Option Agreement, the undersigned specifically agree as follows:

            a. In accordance with section 4.1 of the Option Agreement, the undersigned agree that they shall make timely and effective elections under Section 338(h)(10) of the Internal Revenue Code, and any similar elections under any applicable state, local, foreign or other income tax law (collectively, the "Section 338(h)(10) Elections") with respect to Dynegy Holdings' purchase for tax purposes of the common stock of NNGC Holdings and the deemed purchase(s) for tax purposes of the common stock of NNGC and any relevant subsidiaries of NNGC (collectively, the "Qualified Stock Purchases"). To facilitate such elections, the undersigned agree to comply with all obligations referred to in section 4.1 of the Option Agreement.

            b. In accordance with section 4.3 of the Option Agreement, the undersigned agree that Enron Transportation shall, and Enron shall cause Enron Transportation to, provide services to NNGC as described in section 4.3 for a period beginning on the closing date and ending on the earlier of June 30, 2002, or the closing date under the Purchase Option Agreement (as amended by this



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

                Agreement). Dynegy Holdings shall cause MCTJ to compensate Enron for such services as described in section 4.3. The undersigned agree to use good faith efforts to enter into a customary transition services agreement, as referred to in section 4.3, as soon as reasonably possible but in no event later than the date of the Closing described in paragraph 1 of the Settlement Agreement among Dynegy Inc., Dynegy Holdings Inc., CGNN Holding Company, Inc. and MCTJ Holding Co. LLC of even date herewith (the "MCTJ/CGNN Settlement Agreement").

      2. Immediately upon execution of this Agreement, the MCTJ/CGNN Settlement Agreement, and the Agreed Judgment (attached as Exhibit F hereto), the undersigned shall execute the Stipulation and Order attached as Exhibit E hereto, and shall jointly cause that Stipulation and Order to be filed in the Adversary Proceeding and in the bankruptcy cases commenced by Enron and related parties.

      3. (A) Dynegy agrees that during the Option Term under the Purchase Option Agreement (as amended by this Agreement), Dynegy shall cooperate in a timely fashion with Enron in any potential auction of or sale of NNGC, NNGC Holding Company, Inc. ("NNGC Holding") or MCTJ including, upon any third party's execution of a customary Confidentiality Agreement in a form agreed to by Dynegy, which agreement shall not be unreasonably withheld, permitting such third parties to have reasonable access during business hours to (i) NNGC's, NNGC Holdings', and MCTJ's books and records, facilities, key personnel, officers, directors, customers, independent accountants and legal counsel, to the extent that such access is not prohibited by FERC marketing affiliate rules, as set forth in section 4.3.5 of the Purchase Option Agreement, and including, if necessary, providing such information in a data room to facilitate such auction or sale; and (ii) NNGC's, NNGC Holdings', and MCTJ's management and employees, including the reasonable cooperation of such persons.



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

            (B) Any dispute arising concerning the construction and/or enforcement of paragraph 3(A) of this Agreement shall be resolved by a single arbitrator selected by the parties who shall have exclusive jurisdiction to resolve any and all such disputes. The parties shall submit for resolution, and the arbitrator shall resolve, any dispute on an expedited basis and shall have authority to extend the date for exercise of the Purchase Option under the Purchase Option Agreement, as amended by the MCTJ/CGNN Settlement Agreement, should the arbitrator determine such an extension to be required to effect a fair and just resolution of the dispute. The arbitrator's determination shall be final and binding. The parties shall work in good faith to select a single arbitrator prior to the Closing under the Option Agreement, as amended by the MCTJ/CGNN Settlement Agreement and shall obtain his/her consent to serve in such capacity. If the parties are unable to agree on a single arbitrator on or prior to the Closing, each party shall promptly designate an individual, and such individuals shall select a single arbitrator who shall be authorized to resolve disputes under this paragraph 3(B).

      4. The undersigned agree that by entering into this Agreement, no party is admitting any liability. Neither this Agreement nor the performance of any parties under the Option Agreement can be used by any party as an admission or evidence, or by way of collateral estoppel or res judicata, as to whether Dynegy was validly entitled to terminate the Merger Agreement under section 9.4(a) of that agreement, or whether Dynegy Holdings was validly entitled to exercise the Option under the Option Agreement. Nothing in this Agreement, the MCTJ/CGNN Settlement Agreement, or the Agreed Judgment will have any adverse impact or effect on any claim against Dynegy or Dynegy Holdings by Enron (and its affiliates) in the Adversary Proceeding seeking to recover damages based on allegations that Dynegy Holdings' exercise of the Option was improper. The undersigned specifically reserve any claims, defenses, and counterclaims in the Adversary Proceeding as to breaches of the Merger Agreement and the Option Agreement.

      5. Should any dispute arise concerning the construction and/or enforcement of this Agreement (except any dispute concerning the construction and/or enforcement of Paragraph 3), each of the undersigned hereby consents to the exclusive jurisdiction of the 333rd Judicial District Court, Harris County, Texas, which shall be the sole forum for resolving such dispute. The undersigned further agree that any dispute concerning this Agreement will be governed by Texas law. Notwithstanding the foregoing, nothing in this Agreement, the MCTJ/CGNN Settlement Agreement, or the Agreed Judgment, including but not limited to the forum selection provisions of this paragraph, may be relied on by Dynegy or Dynegy Holdings in connection with any motion or other proceeding concerning the appropriate venue or jurisdiction for the claims asserted in the Adversary Proceeding (including any amended pleadings therein), the bankruptcy case filed by Enron and certain affiliates, or any other action or proceeding, nor may Dynegy or Dynegy Holdings use this Agreement, the MCTJ/CGNN Settlement Agreement, or the Agreed Judgment, or any provision or term of any of the foregoing, to assert state court jurisdiction over any issue or claim or dispute in the Adversary Proceeding.

      6. Enron and Enron Transportation will use good faith efforts to obtain approval, to the extent required, of any of the undertakings contained in this Agreement from the bankruptcy court that is presiding over Case No. 01-16034
(AJG) (Chapter 11),


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

IN RE ENRON CORP. ET AL. (or the court to which this case may be transferred if such transfer occurs).



Dynegy Inc.                            Enron Corp.

/s/ Keith Fullenweider                 /s/ Raymond M. Bowen, Jr.
-------------------------------        ------------------------------------

by: Keith Fullenweider                 by: Raymond M. Bowen, Jr.
   ----------------------------           ---------------------------------

its  Senior Vice President             its  Executive VP, Finance and
   ----------------------------             Treasurer
                                            ---------------------------------



 Dynegy Holdings Inc.                   Enron Transportation Services Co.

/s/ Keith Fullenweider                 /s/ Raymond M. Bowen, Jr.
-------------------------------        ------------------------------------

by: Keith Fullenweider                 by: Raymond M. Bowen, Jr.
   ----------------------------           ---------------------------------

its  Senior Vice President             its  Executive VP, Finance and
   ----------------------------             Treasurer
                                            ---------------------------------



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